Exhibit 10.4
FIRST AMENDMENT
TO
AMENDED AND RESTATED COMPANY AGREEMENT
OF
NHT OPERATING PARTNERSHIP, LLC
This First Amendment (this “Amendment”) dated as of March 27, 2019 with an effective date of January 8, 2019, is to the Amended and Restated Company Agreement of NHT Operating Partnership, LLC (the “Company”), dated January 8, 2019, by and among the Manager and the Persons that are party thereto from time to time and whose names are set forth on Exhibit A attached thereto (as it may be amended from time to time) (as amended, the “Operating Agreement”).
RECITALS
A.    The Manager and the Class A Members desire to amend the Operating Agreement as set forth herein to account for the admission of Jesse Blair as a Member of the Company and to change certain definitions.
B.    In accordance with Section 14.1(a) of the Operating Agreement, this Amendment has been approved by the Manager and the Class A Members.
AGREEMENTS
Section 1.Amendments
(a)The definition of “Publicly Traded” contained in Article 1 of the Operating Agreement is deleted and replaced in its entirety with the following:
“Publicly Traded” means listed or admitted to trading on the TSX Venture Exchange, New York Stock Exchange, the Nasdaq Stock Market, any affiliates or successor to any of the foregoing, or any other exchange on which the REIT Units are or may be listed from time to time.
(b)The definition of “Blair” contained in Article 1 of the Operating Agreement is deleted and replaced in its entirety with the following:
“Labatte” means Neil Labatte, an individual and the sole equityholder of the initial Manager.
(c)All references to “Blair” in the Operating Agreement are deleted and replaced with “Labatte”.
(d)Section 7.6 of the Operating Agreement is deleted and replaced in its entirety with the following:

The Manager and any controlled Affiliates of the Manager shall only conduct the activities contemplated by this Agreement. Notwithstanding the foregoing, the Manager and any Affiliates of the Manager may acquire less than 5% of the equity securities of any Person, which securities are listed on any national securities exchange and the Manager of such Affiliate has no other business relationship, direct or indirect, with the issuer of such securities.
(e)Exhibit A of the Operating Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A attached hereto.
Section 2.Miscellaneous.
(a)Effect of Amendment. This Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Operating Agreement. Except as specifically amended by this Amendment, all other provisions of the Operating Agreement are hereby ratified and remain in full force and effect.
(b)Single Document. From and after the date hereof, all references to the Operating Agreement shall be deemed to be references to the Operating Agreement as amended by this Amendment.
(c)Severability. In the event that any provision of this Amendment or the application of any provision of this Amendment is declared to be invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Amendment shall not be affected.
(d)Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Members and their heirs, executors, administrators, successors, legal representatives and permitted assigns.
(e)Headings. The headings in this Amendment are for convenience only. They shall not be deemed part of this Amendment and in no way define, limit, extend or describe the scope or intent of any provisions hereof.
(f)Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, all of which shall constitute the same instrument and all of which together shall constitute the agreement of the parties. For purposes of executing this Amendment, a document signed and transmitted electronically shall be treated as an original document. The signature of any party thereon shall be considered an original signature, and the document transmitted shall be considered to have the same binding legal effect as an original signature on an original document.

(g)Defined Terms. Any capitalized terms used herein for which a definition is not herein provided shall, unless otherwise indicated, have the same meanings as assigned to such terms in the Operating Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.
NHT HOLDINGS, LLC
By: /s/ Matt McGraner____________________
Name: Matt McGraner
Title: Authorized Signatory
NHT OPERATING PARTNERSHIP GP, LLC
By: /s/ Neal Labatte______________________
Name: Neal Labatte
Title: Sole Member

Signature Page to First Amendment to Operating Agreement